AETOS CAPITAL

                      Monthly Estimated Performance Update

                                   August 2004

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     Dear Investor:

     Estimated returns1 for each model portfolio and SEC-registered Fund are as follows:

     Aetos Capital SEC-Registered Funds2                  Aug-04      2004 YTD
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     Aetos Capital Multi-Strategy Arbitrage Fund, LLC     0.30%         2.24%

     Aetos Capital Distressed Investment Strategies
     Fund, LLC                                            0.57%         6.54%

     Aetos Capital Long/Short Strategies Fund, LLC       -0.31%         0.83%

     Aetos Capital Market Neutral Strategies Fund, LLC   -0.21%        -1.48%
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     Aetos Capital Model Portfolios2                     Aug-04        2004 YTD
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     Conservative Portfolio                              0.08%          1.21%
     Balanced Portfolio                                  0.02%          1.40%
     Growth Portfolio                                   -0.05%          1.72%
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     Conservative Portfolio
     Target Asset Allocation

     Depicted here is a pie chart with the following pieces
     Distressed Investments 0%
     Long/Short 20%
     Market Neutral 20%
     Multi-Strategy Arbitrage 60%

     Balanced Portfolio
     Target Asset Allocation

     Depicted here is a pie chart with the following pieces
     Distressed Investments 5%
     Market Neutral 15%
     Long/Short 35%
     Multi-Strategy Arbitrage 45%

     Growth Portfolio
     Target Asset Allocation

     Depicted here is a pie chart with the following pieces
     Market Neutral 10%
     Distressed Investments 15%
     Multi-Strategy Arbitrage 20%
     Long/Short 55%

     For Information Please Contact:
     Scott Sawyer (212) 201-2544  SSAWYER@AETOSCAPITAL.COM

     1 Returns are estimates based upon information currently available to the Investment Adviser, which includes estimated valuations provided by the underlying hedge funds. Final return figures are typically available within 25 days of month-end.

     2 Returns of the Aetos Capital SEC-Registered Funds and the Aetos
Capital Model Portfolios are net of expenses and fees incurred at the Fund level. The returns also reflect the waiver and/or reimbursement by the Investment Advisor of certain Fund level expenses. Returns would have been lower without such waivers and reimbursements. Returns do not reflect fees and expenses charged at the separate account level. The Aetos Capital Model Portfolios may not reflect an investor's actual portfolio, as actual portfolios reflect each investor's allocations among the Aetos Capital SEC-Registered Funds. The performance of the Aetos Capital Model Portfolios is based on the performance of the Aetos Capital SEC-Registered Funds, weighted according to the allocations shown above. Past performance is not indicative of future returns.

                   Aetos Capital, LLC - 875 Third Avenue - New
               York, NY 10022 - (212) 201-2500 Aetos Alternatives
             Management, LLC - 2180 Sand Hill Road - Menlo Park, CA
                             94025 - (650) 234-1860